UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement Amendment

On August 7, 2022, Blue Apron Holdings, Inc. (the “Company”), entered into Amendment No. 1 to the Purchase Agreement (the “Purchase Agreement Amendment”), which amended the Purchase Agreement entered into between the Company and RJB Partners LLC (“RJB”), an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock, on April 29, 2022 (the “Original Purchase Agreement” and as amended by the Purchase Agreement Amendment, the “Amended Purchase Agreement”). As previously disclosed, the Original Purchase Agreement provided for, among other things, an aggregate $40.0 million private placement, with the first tranche of $20.0 million closing concurrently with the execution of the Original Purchase Agreement on April 29, 2022 (the “First Closing”), and the second tranche of $20.0 million to close on May 30, 2022, or such other date as may be agreed to by the Company and RJB (the “Second Closing”).

Pursuant to the Purchase Agreement Amendment, (i) the Company and RJB agreed to extend the date of the Second Closing to August 31, 2022, or such earlier date as mutually agreed to by the Company and RJB in writing, and (ii) RJB agreed to purchase from the Company on the Second Closing (a) the 1,666,667 shares of Class A common stock that RJB agreed to purchase from the Company under the Original Purchase Agreement on the Second Closing at a price of $5.00 per share instead of $12.00 per share and (b) an additional 8,333,333 shares of Class A common stock at a price of $5.00 per share, for an aggregate of 10,000,000 shares of Class A common stock for an aggregate purchase price of $50.0 million (or $5.00 per share) on the Second Closing (the “Amended Second Closing Private Placement Shares”). Pursuant to the Purchase Agreement Amendment, RJB’s obligation to complete the Second Closing is not subject to closing conditions. In addition, pursuant to the Purchase Agreement Amendment, Joseph N. Sanberg agreed to personally guarantee the payment of the aggregate purchase price of $50.0 million for the Amended Second Closing Private Placement Shares.

The Second Closing is expected to close on or before August 31, 2022, concurrently with the Company’s receipt of a $20.0 million receivable owed by an affiliate of Joseph N. Sanberg, pursuant to that certain Gift Card Sponsorship Agreement entered into on May 5, 2022 by the Company and such affiliate, as previously disclosed in the Company’s Securities and Exchange Commission filings, which obligation Joseph N. Sanberg has personally guaranteed pursuant to an amendment to such agreement.

In accordance with the terms of the Purchase Agreement Amendment, the Company has agreed, effective immediately following, and contingent upon the Second Closing, to appoint Alex Chalunkal as a member of the Company’s Board of Directors (the “Board”) to serve as a Class III director until the expiration of the standstill period set forth in that certain Purchase Agreement, dated as of September 15, 2021, by and among, the Company, RJB and the other parties thereto, as described on the Company’s Form 8-K as filed with the Securities and Exchange Commission on September 15, 2021. Mr. Chalunkal is the Chief Investment Officer to Joseph N. Sanberg. Furthermore, the Company has agreed to use $25.0 million of the proceeds from the Amended Second Closing Private Placement Shares issued to RJB on the Second Closing for strategic purposes aimed at enhancing shareholder value, including exploring share buybacks.

The foregoing descriptions of the Purchase Agreement Amendment and Original Purchase Agreement are qualified in their entirety by reference to the full text of the documents, copies of which are filed, respectively, as Exhibit 10.1 to this Current Report on Form 8-K, and Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2022, and are incorporated by reference herein.

Registration Rights Agreement Amendment

Concurrently with the execution of the Purchase Agreement Amendment, the Company and RJB entered into Amendment No. 1 to the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement Amendment”), which amended the Amended and Restated Registration Agreement entered into between the Company and RJB, on April 29, 2022 (the “Original Registration Rights Agreement”). The Registration Rights Agreement Amendment amended the Original Registration Rights Agreement to establish certain registration rights in respect of the Amended Second Closing Private Placement Shares consistent with those registration rights in respect of the shares of Class A common stock RJB agreed to purchase from the Company under the Original Purchase Agreement as described on the Company’s Form 8-K as filed with the Securities and Exchange Commission on May 5, 2022.

The foregoing descriptions of the Registration Rights Agreement Amendment and Original Registration Rights Agreement are qualified in their entirety by reference to the full text of the documents, copies of which are filed, respectively, as Exhibit 10.2 to this Current Report on Form 8-K, and Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2022, and are incorporated by reference herein.

Item 2.02        Results of Operations and Financial Condition.

On August 8, 2022, Blue Apron Holdings, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2022. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form 8-K, including the information set forth under this Item 2.02 and the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 1 to Purchase Agreement, dated as of August 7, 2022, by and between Blue Apron Holdings, Inc., RJB Partners LLC and Joseph N. Sanberg
10.2	Amendment No. 1 to Amended and Restated Registration Rights Agreement, dated as of August 7, 2022, by and between Blue Apron Holdings, Inc. and RJB Partners LLC
99.1	Press Release of Blue Apron Holdings, Inc. dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 1 to Purchase Agreement, dated as of August 7, 2022, by and between Blue Apron Holdings, Inc., RJB Partners LLC and Joseph N. Sanberg
10.2	Amendment No. 1 to Amended and Restated Registration Rights Agreement, dated as of August 7, 2022, by and between Blue Apron Holdings, Inc. and RJB Partners LLC
99.1	Press Release of Blue Apron Holdings, Inc. dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: August 8, 2022	By:	/s/ Randy J. Greben
Randy J. Greben
Chief Financial Officer and Treasurer